UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2025

LaFayette Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42913	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Rue Murillo
Paris, France	75008
(Address of principal executive offices)	(Zip Code)

+33 1 45 75 86 28
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Right	LAFAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	LAFA	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Ordinary Share	LAFAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On October 27, 2025, LaFayette Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”) of 11,500,000 units (the “Units”), including 1,500,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”), and one right (each, a “Right”) entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial business combination, pursuant to the Company’s registration statements on Form S-1 (File No. 333-290054). The Units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on October 27, 2025, simultaneously with the consummation of the Offering, the Company completed a private placement of an aggregate of 380,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $3,800,000 (the “Private Placement”).

A total of $115,000,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of October 27, 2025 reflecting receipt of the proceeds upon consummation of the Offering and the Private Placement has been issued by the Company and is filed as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of October 27, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaFayette ACQUisition corp.

By:	/s/ Christophe Charlier
	Name:	Christophe Charlier
	Title:	Chief Executive Officer

Date: October 31, 2025

2